Filed pursuant to Rule 497(e)

File Nos. 333-28339 and 811-08239

PROFUNDS

(Investor and Service Class Shares)

Supplement dated August 12, 2008 to the

Prospectus dated December 1, 2007, as supplemented June 13, 2008

Effective immediately, the Prospectus for Investor and Service Class Shares is hereby supplemented as follows:

On page 159 of the Prospectus, the chart under the heading “Transaction Cut-Off Times,” is deleted in its entirety and replaced with the following in order to clarify the existing cut-off times for ProFunds transactions:

Method	ProFund	Normal Cut-Off Time (Eastern Time)	Additional Transaction Information (Eastern Time)
By Mail	All ProFunds	4:00 p.m.

By Telephone and Wire	All ProFunds (except certain international ProFunds*, all Inverse Sector and all UltraSector ProFunds)	3:30 p.m. (wire purchases) 3:50 p.m. (exchanges and redemptions)	ProFunds accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m. through 9:00 p.m.
	Certain international ProFunds*, all Inverse Sector and all UltraSector ProFunds	3:10 p.m. (wire purchases) 3:30 p.m. (exchanges and redemptions)

By Internet and Automated Telephone	All ProFunds (except certain international ProFunds*, all Inverse Sector and all UltraSector ProFunds)	3:55 p.m.	ProFunds accepts transactions at any time except between 3:55 p.m. and 4:30 p.m.
	Certain international ProFunds*, all Inverse Sector and all UltraSector ProFunds	3:35 p.m.	ProFunds accepts transactions at any time except between 3:35 p.m. and 4:30 p.m.

*	The certain international ProFunds noted in the chart above are the UltraLatin America, UltraInternational, UltraEmerging Markets, UltraShort Latin America, UltraShort International and UltraShort Emerging Markets ProFunds.

Please retain this supplement for future reference.